Exhibit 99.1

Delta Air Lines Proposed US Airways/Delta Merger Would Be Highly Anticompetitive December 19, 2006

This presentation contains various forward-looking statements which represent the company’s estimates or expectations regarding future events. All forward-looking statements involve a number of risks and uncertainties that could cause the actual results to differ materially from the projected results. Additional information is contained in Delta’s Securities and Exchange Commission filings, including its Form 10-K filed with the SEC on March 29, 2006 and its Form 10-Q filed with the SEC on November 9, 2006. Caution should be taken not to place undue reliance on Delta’s forward-looking statements, which represent Delta’s views only as of the date of this presentation, and which Delta has no current intention to update. None of the statements contained herein are a solicitation of votes for or against any plan of reorganization. Any such solicitation shall only be made through a disclosure statement approved by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code.Safe Harbor

US Airways/Delta Merger Would Be Highly Anticompetitive

A Proposed merger would substantially reduce competition
- US Airways and Delta have overlapping networks
- US Airways/Delta merger would reduce competition on thousands of city pairs
  - Nearly 2,000 incremental city pairs with over 90% US Airways/Delta passenger share
  - Over 9,500 city pairs with reductions of competition that create a presumption of market power under DOJ Merger Guidelines
  - 31 overlapping nonstop domestic routes (12 of which would become monopoly routes due to the proposed merger)
- US Airways/Delta would dominate 71 U.S. cities and 3 key East Coast airports

B In fact, the proposed US Airways/Delta merger would be far more anticompetitive than the attempted US Airways/United Airlines merger rejected by the DOJ after a 14-month investigation
- More than 3 times as many incremental city pairs with over 90% passenger share
- Thousands more city-pairs with competition decreases that would presumptively violate DOJ Merger Guidelines
- 50% more overlapping nonstop routes
- 4 times as many overlapping hubs

C Contrary to US Airways' claims, these competitive problems would not be solved by
- Low cost carriers – low cost carriers do not serve smaller communities
- Claimed efficiencies – US Airways claimed efficiencies flow from capacity reduction, not unit cost reduction, and would result in
  - Elimination of competitive service
  - Higher fares/fewer discounted seats on many routes

Delta

2

US Airways’ domestic network US Airways/Delta’s domestic network Delta’s domestic network US Airways and Delta Have Overlapping Networks Source:US Airways merger proposal Overlapping networks Overlapping networks A

Phoenix(PHX)Las Vegas (LAS) Charlotte (CLT) Pittsburgh (PIT) Philadelphia (PHL) Average distance between hubs: ~1,950 miles America West hubs “Southwest focus” US Airways hubs “East Coast focus” US Airways/America West Merger Combined Two Geographically Distinct Hub Networks Overlapping networks Overlapping networks A Expanded Network Scope with Minimal Loss of Competition America West hub US Airways hub

In Contrast, the US Airways and Delta Hubs Completely Overlap Overlapping networks Overlapping networks A Merger of These Networks Would Result in Loss of Competition and Reduced Service Merger of These Networks Would Result in Loss of Competition and Reduced Service 368 miles Las Vega s(LAS) Delta hub US Airways hub Atlanta (ATL) Phoenix (PHX)New York (JFK) Philadelphia (PHL) Pittsburgh (PIT) Cincinnati (CVG) Charlotte (CLT) 256 miles 94 miles 227 miles Salt Lake City (SLC) 508 miles

Atlanta and Charlotte Hubs are Redundant90175778050100150200 Total cities served from Charlotte and Atlanta by US Airways and/or Delta Cities served only from Charlotte by US Airways and/or Delta Cities served only from Atlanta by Delta and/or US Airways Overlap cities Cities served Source: OAG November 2006 • Atlanta covers 92% of the cities served by Charlotte • Atlanta also serves 77 cities not served by Charlotte • Downsizing of Charlotte hub is inevitable • Atlanta covers 92% of the cities served by Charlotte • Atlanta also serves 77 cities not served by Charlotte • Downsizing of Charlotte hub is inevitable Downsizing of Charlotte Hub is Inevitable Overlapping networks Overlapping networks A

Cincinnati and Pittsburgh Hubs are Redundant Source: OAG November 2006 411247310050100150200Total cities served from Pittsburgh and Cincinnati by US Airways and/or Delta Cities served only from Pittsburgh by US Airways and/or Delta Cities served only from Cincinnati by Delta and/or US Airways Overlap cities Cities served • Cincinnati covers 80% of the cities served by Pittsburgh • Cincinnati also serves 73 cities not served by Pittsburgh • Downsizing of Pittsburgh hub is inevitable • Cincinnati covers 80% of the cities served by Pittsburgh • Cincinnati also serves 73 cities not served by Pittsburgh • Downsizing of Pittsburgh hub is inevitable Downsizing of Pittsburgh Hub is Inevitable Overlapping networks Overlapping networks A

Salt Lake City, Phoenix, and Las Vegas Hubs are Redundant Source: OAG November 2006 6411032122050100150200 Total cities served from Las Vegas, Phoenix, and Salt Lake City by US Airways and/or Delta Cities served only from Las Vegas by US Airways and/or Delta Cities served only from Phoenix by US Airways and/or Delta Cities served only from Salt Lake City by Delta and/or US Airways Overlap cities Cities served • Salt Lake City covers 82% of the cities served by Phoenix and Las Vegas • Salt Lake City also serves 32 cities not served by Phoenix and Las Vegas • Downsizing of one or more of these hubs is inevitable • Salt Lake City covers 82% of the cities served by Phoenix and Las Vegas • Salt Lake City also serves 32 cities not served by Phoenix and Las Vegas • Downsizing of one or more of these hubs is inevitable Downsizing of One or More of These Hubs is Inevitable Overlapping networks Overlapping networks A

US Airways’ and Delta’s Main International Gateways are Redundant Atlanta (ATL) / New York (JFK) vs. Charlotte (CLT) / Philadelphia (PHL) -Transatlantic routes overlap141803202550Total cities served from CLT/PHL and ATL/JFK by US Airways and/or Delta Cities served only from CLT/PHL by US Airways and/or Delta Cities served only from ATL/JFK by Delta and/or US Airways Overlap cities Cities served Atlanta (ATL) / New York (JFK) vs. Charlotte (CLT) / Philadelphia (PHL) -Caribbean routes overlap Cities served Note: Excludes seasonal offerings Source:OAG November 2006 192314302550Total cities served from CLT/PHL and ATL/JFK by US Airways and/or Delta Cities served only from CLT/PHL by US Airways and/or Delta Cities served only from ATL/JFK by Delta and/or US Airways Overlap cities • Essentially all of the combined Transatlantic and Caribbean destinations would be served out of Atlanta and New York (JFK) • Loss of international service is inevitable for Charlotte and Philadelphia and further domestic reductions are likely • Essentially all of the combined Transatlantic and Caribbean destinations would be served out of Atlanta and New York (JFK) • Loss of international service is inevitable for Charlotte and Philadelphia and further domestic reductions are likely Overlapping networks Overlapping networks A

“The so-called "relevant market" in which we evaluate whether a particular merger will lessen competition is not the whole industry. Rather, we have to look at the markets in which passengers buy air travel. These markets are the particular origin and destination city pairs (and occasionally airport pairs) on which passengers fly. It is competition in particular city pair markets that is relevant to competition for passengers.” DOJ Defines Competitiveness on a City Pair Level Bruce McDonald, Deputy Assistant Attorney General, Antitrust Division (Nov. 2005)Source: Speech given by Deputy Assistant Attorney General, Antitrust Division, Bruce McDonald on November 3, 2005 to the Regional Airlines Association The proposed US Airways/Delta merger would eliminate or reduce competition on thousands of domestic city pairs impacting millions of passengers per year Reduced city pair competition Reduced city pair competition A

Ⓐ Reduced city pair competition

Merger Would Create Nearly 2,000 Incremental City Pairs with More than 90% US Airways/Delta Passenger Share

	Domestic	International	Total
Number of city pairs	1,402	569	1,971
Passengers per year affected	8.8M	0.8M	9.6M
Associated annual revenue	$1.4B	$0.2B	$1.6B

Note: All share calculations are based on passenger traffic; includes all non-directional city pairs recorded in DB1B from 2Q 2005 to 2Q 2006; excludes US Airways and Delta locations that will not be served going forward based on the OAG November 2006 data; excludes airports that neither US Airways nor Delta serve to account for codeshare agreements

Source: OAG November 2006; DB1B data - YE 2Q 2006

Delta

11

Merger Would Create 1,402 Incremental Domestic City Pairs With More than 90% US Airways/Delta Passenger Share Reduced city pair competition Reduced city pair competition A ALLENTOWN ALBUQUERQUE ALBANY NANTUCKET AUGUSTA ALBANY To ANCHORAGE ALTOONA WATERTOWN ATLANTA AUGUSTA AUSTIN ASHEVILLE SCRANTON KALAMAZOO HARTFORD BRADFORD BAKERSFIELD BINGHAM TONBANGORBAR HARBOR BIRMINGHAM BILLINGS BECKLEY PRINCETON NASHVILLE BOISE BOSTON BRUNSWICK BUTTE BATON ROUGE BURLINGTON BUFFALO BURBANK BALTIMORE BOZEMAN COLUMBIA AKRONCEDAR CITY CHATTANOOGA CHARLOTTESVILLE CHARLESTON CEDAR RAPIDS CLEVELAND CHARLOTTE COLUMBUS COLORADO SPRNGS CASPER CORPUS CHRISTI CHARLESTON COLUMBUS CINCINNATI DAYTONA BEACHD AYTON WASHINGTON-DCA/IAD DENVER DALLAS-FORT WORTH DOTHAN DURANGO DES MOINES DETROITDU BOISE AGLEEL KOEL PASOERIEEUGENEE VANSVILLE NEW BERN NEW ARKKEY WEST To FAIR BANKS FRESNO FAYETTEVILLE KALISPELL FRANKLIN FLAGSTAFF FORT LAUDERDALE FLORENCE FARMINGTON SIOUX FALLS GARDEN CITY SPOKANE GRAND JUNCTION GAINESVILLE GULF PORT GREEN BAY FT HOOD GRAND RAPIDS GREENSBORO GREENVILLE GREAT FALLS HAGERSTOWN LAKE HAVASU CITY WHITE PLAINS HUNTSVILLE ASHLAND NEW HAVEN HYANNIS HAYS HOUSTON WICHITA IDAHO FALLS WILMINGTON INDIANAPOLIS WILLIAMSPORT ISLIP JACKSON JACKSONJACKSONVILLE NEW YORK-JFK/LGA JOHNSTOWN LANSING LAS VEGAS LOS ANGELES LEBANON LEXINGTON LAFAYETTE LONG BEACH LITTLE ROCKLAN CASTERGREENBRIER LEWISTON LYNCHBURG KANSAS CITY ORLANDO HARRISBURG MERIDIAN MEMPHIS MISSION/MCALLEN MEDFORD MONTGOMERY MANHATTAN MANCHESTER MIAMI MILWAUKEE MELBOURNE MONROE MOBILE SALINAS/MONTEREY MADISON MISSOULAMINN /ST PAUL MASSENANEW ORLEANS MARTHA'S VINEYARD MYRTLE BEACH JACKSONVILLE OAKLAND To KAHULUI OKLAHOMA CITY OMAHA ONTARIO CHICAGO-OR DNORFOLK WEST PALM BEACH PORTLAND PANAMA CITY GREENVILLENEW PORT NEWS PHILADELPHIA PHOENIX PITTSBURGH PENSACOLA PRESQUE ISLE PALM SPRINGS PROVIDENCE PORTLAND BEND/REDMOND RALEIGH/DURHAM RICHMOND ROCKLAND RENOROANOKE ROCHESTER FORT MYERS SAN DIEGO SAVANNAH SANTA BARBARA SOUTHBEND SAN LUIS OBISPOSALISBURY STATE COLLEGE LOUISVILLE SEATTLE SAN FRANCISCO SPRINGFIELD STAUNTON SHREVEPORT SAN JOSE SAN JUAN SALT LAKE CITYS ALINA SACRAMENTO ORANGE COUNTY SARASOTA ST LOUIS ST THOMAS ST CROIX SUN VALLEY NEWBURGH SYRACUSE TALLAHASSEE TOLEDO TAMPA BRISTOL TULSA TUCSON TWIN FALLS KNOXVILLE VALDOSTA FORT WALTON BEACH WEST YELLOWSTONE FAYETTEVILLE YUMA To KAHULUI Note: All share calculations are based on passenger traffic; includes all non-directional city pairs recorded in DB1B from 2Q 2005to 2Q 2006; excludes US Airways and Delta locations that will not be served going forward based on the OAG November 2006 data; excludes airports that neither US Airways nor Delta serve to account for code share agreements Source:OAG November 2006; DB1B data -YE 2Q 2006

Merger Would Create 569 Incremental International City Pairs With More than 90% US Airways/Delta Passenger Share Reduced city pair competition Reduced city pair competition A ALLENTOWN NANTUCKET AUGUSTA ALBANY ANTIGUA WATERTOWN ATLANTA ARUBA ASHEVILLE SCRANTON BARCELONA HAMILTON HARTFORD BAKERSFIELD BARBADOS/BRIDGETOWN BINGHAMTON BANGOR BIRMINGHAM BILLINGS BOISE To MUMBAI BOSTON BUDAPEST BUFFALO BELIZE CITY COLUMBIA AKRON CEDAR CITY CHATTANOOGA CHARLOTTESVILLE CHARLESTON CLEVELAND CHARLOTTE COLORADO SPRINGS CHARLESTON CANCUN CINCINNATI COZUMEL DAYTON WASHINGTON-DC AERIEEUGENE NEW BERN FAYETTEVILLE ROME FORT LAUDERDALE FLORENCE FREEPORT GARDEN CITYGRAND CAYMAN GUADALAJARAGR AND JUNCTION GAINESVILLE GULFPORT GRAND RAPIDS GREENSBORO GREENVILLE GUATEMALA CITYGUAYMASHERMOSILLOWHITE PLAINSHUNTSVILLE ASHLAND NEW HAVENIDAHO FALLS WILMINGTON INDIANAPOLISIS LIPISTANBUL JACKSON JACKSONVILLE KINGSTON LOS ANGELES LEXINGTON NEW YORK-LA GUARDIALIBERIA LITTLE ROCKLYNCHBURGMADRIDMONTEGO BAY HARRISBURGMEMPHIS MEXICO CITY MONTGOMERY MANCHESTER MILWAUKEE MOBIL EMONTERREY MILA MYRTLE BEACH MAZATLANNASSAUNICE JACKSONVILLE OAKLAND OKLAHOMA CITY ONTARIO NORFOLKWEST PALM BEACH NEW PORT NEWS PHILADELPHIA POCATELLO PITTSBURGH PROVIDENC IALESPENSACOLAPASCO/KENNEWICKPALM SPRINGS PANAMA CITY PUNTA CANA PROVIDENCE PUERTO VALLARTA PORTLAND ROANOKE ROCHESTERFORT MYERS ROATAN SAN SALVADOR SAN DIEGO SAVANNAH SANTA BARBARA SOUTH BEND STATE COLLEGE To SANTIA GOLOUISVILLE SANTO DOMINGO SAN JOSELOS CABOSSAN JOSEST KITTS SALT LAKE CITY ORANGE COUNTY SARASOTA ST MAARTEN SYRACUSE TALLAHASSEE To TEL AVIVBRISTOLTWIN FALLS KNOXVILLE ST LUCIAVENICEFAYETTEVILLEFREDERICTONHALIFAXOTTAWA MONTREAL TORONTO ZÜRICH Note: All share calculations are based on passenger traffic; includes all non-directional city pairs recorded in DB1B from 2Q 2005to 2Q 2006; excludes US Airways and Delta locations that will not be served going forward based on the OAG November 2006 data; excludes airports that neither US Airways nor Delta serve to account for code share agreements Source:OAG November 2006; DB1B data -YE 2Q 2006

Merger Would Create Presumption of Market Power Under DOJ Merger Guidelines for More Than 9,500 City Pairs

A Reduced city pair competition

Mergers That Create or Enhance Market Power Are Challenged By DOJ



Number of highly concentrated city pairs impacted (HHI>1,800)
3,000
1,500
0
1,321
1,965
2,625
1,471
1,313
886
Total
9,581
Absolute HHI increase
100-200
201-500
501-1,500
1,501-2,500
2,501-4,000
>4,000

	100-200	201-500	501-1,500	1,501-2,500	2,501-4,000	>4,000	Total
Passengers affected/year	34.5M	41.5M	39.6M	11.9M	7.1M	5.0M	139.6M
Associated annual revenue	$5.9B	$7.1B	$6.9B	$2.1B	$1.2B	$0.7B	$23.9B

- DOJ Merger Guidelines state that increases of more than 100 HHI-points (Herfindahl-Hirschman Index) in highly concentrated markets (HHI>1,800) create a presumption that the merger is likely to create or enhance market power or facilitate its exercise
- This merger would create presumption of market power in city pairs accounting for 26% out of 36,257 city pairs served by US Airways/Delta impacting 140M passengers and $24B in revenue each year

Note: Herfindahl-Hirschman Index (HHI) is a common measure of market concentration used in antitrust analysis; includes all non-directional city pairs recorded in DB1B - YE 2Q 2006 with an original HHI >1,800; excludes US Airways and Delta locations that will not be served going forward based on OAG November 2006 data; excludes airports that neither US Airways nor Delta serve to account for codeshare agreements

Source: OAG November 2006; DB1B data - YE 2Q 2006; Department of Justice Antitrust Division

Delta

14

US Airways and Delta Have 31 Overlapping Nonstop Domestic Routes12 of Which Would Become Monopoly Routes due to Merger Reduced city pair competition Reduced city pair competition A US Airways/Delta merger would directly reduce competition on these routes, impacting 11.6M annual passengers and accounting for $1.6B in annual revenue US Airways/Delta merger would directly reduce competition on these routes, impacting 11.6M annual passengers and accounting for $1.6B in annual revenue Monopoly routes Phoenix Las Vegas Fort Lauderdale Orlando Salt Lake City Key West Atlanta Charlotte Charleston Huntsville Savannah Greenville/Spartanburg Greensboro Raleigh/Durham Columbus Boston New York-JFK Washington Cincinnati Richmond Portland Philadelphia Myrtle Beach New York-LGA Note: Accounts for new announced services Source:OAG November 2006; DB1B data -YE 2Q 2006 Atlanta Atlanta Atlanta Atlanta Atlanta Boston Boston Boston Boston Boston Charleston Charlotte Charlotte Columbus Columbus Cincinnati Washington, DC Washington, DC Washington, DC Key West Fort Lauderdale Greensboro Greenville/Spartanburg NY-JFK Las Vegas Las Vegas NY-LaGuardia NY-LaGuardia NY-LaGuardia NY-LaGuardia Phoenix Charlotte Washington, DC Las Vegas Philadelphia Phoenix Washington, DC Las Vegas NY-LaGuardia Myrtle Beach Savannah NY-La Guardia Cincinnati NY-LaGuardia Washington, DCNY-LaGuardia Philadelphia Huntsville NY-LaGuardia Savannah Orlando Las Vegas NY-LaGuardia NY-LaGuardia Las Vegas Orlando Salt Lake City Portland Raleigh/Durham Richmond Savannah Salt Lake City-------------------------------

A Dominated cities

US Airways/Delta Would Dominate 71 U.S. Cities(1)

Size of bubble = Passengers/year	Color of bubble = Carrier
>1M	Delta passenger share ≥65% today
100K-1M	US Airways passenger share ≥65% today
10K-99K	No dominant passenger share today
<10K	


Presque Isle
Augusta
Bar Harbor
Rockland
Ogdensburg
Massena
Watertown
Lebanon
Ithaca/Cortland
Scranton
Jamestown
Du Bois
Williamsport
New Haven
Johnstown
Altoona
Bradford
Lancaster
Oil City
Hagerstown
Wilmington
Greenbrier
Lynchburg
Salisbury
Cincinnati
Staunton
Huntington
Charlottesville
Princeton
Beckley
Greenville
Bristol (Tri-Cities)
Fayetteville
New Bern, NC
Asheville
Jacksonville, NC
Pinehurst
Chattanooga
Wilmington
Macon
Florence
Athens
Augusta
Columbus
Columbus
Charleston
Hilton Head
Meridian
Brunswick
Montgomery
Dothan
Valdosta
Albany
Tallahassee
Daytona Beach
Panama City
Gainesville
Melbourne
Naples

No competitive low cost carrier presence (>5% passenger share) at any of these cities

(1) Cities not shown: Yuma, Lake Havasu City, Flagstaff, St. George, Cedar City, Elko, Twin Falls, Pocatello, West Yellowstone, Great Bend, Salina, Manhattan

Note: Dominant defined as ≥65% passenger share; excludes 3 airports with less than 100 passengers per year; calculation based on departing passenger share in the respective regions

Source: OAG November 2006; DB1B data - YE 2Q 2006

16

A Dominated cities

Merger Would Substantially Reduce Competition at Boston, New York-LaGuardia, and Washington-Reagan National Airports



Airport		US Airways/Delta passenger share position	Multiple	Number of non-stop routes where merger would reduce competition from…		Today's HHI	Change due to merger	Future HHI
BOS	US Airways/Delta	38.4	2.3x	2 to 1 carrier	2			
	Nearest competitor	17.0		3 to 2 carriers	5			
				Total	7	1,433	727	2,160
LGA	US Airways/Delta	39.6	1.6x	2 to 1 carrier	7			
	Nearest competitor	24.5		3 to 2 carriers	5			
				Total	12	1,605	744	2,349
DCA	US Airways/Delta	48.5	2.9x	2 to 1 carrier	3			
	Nearest competitor	16.6		3 to 2 carriers	3			
				Total	6	1,759	1,078	2,837

Note: Share position analysis based on passenger traffic; Herfindahl-Hirschman Index (HHI) is a common measure of market concentration used in antitrust analysis. The DOJ states that HHI increases of >50 points in moderately (>1,000 and <1,800) and highly concentrated markets (>1,800) raise significant anticompetitive concerns; American Airlines represents US Airways/Delta's nearest competitor at BOS, LGA, and DCA

Source: DB1B data - YE 2Q 2006; Department of Justice Antitrust Division

17

US Airways and Delta Would Operate 52% of Slots and 40% of Gates at Major East Coast Airports (1) Analysis shows slots operated (and not slots owned) after shuttle divestiture (assuming all divestitures will come out of Delta’s current slots) (2) New York-LaGuardia includes Marine Air Terminal; gate counts for mainline gates; off-gate Regional Jet parking positions excluded(3) Assuming all divestitures will come out of Delta’s current gates (4 gates at LGA, 2 gates at DCA, and 2 gates at BOS Note: One slot refers to one arrival or one departure Source: OAG November 2006; snapshot of operating performance, November 17, 2006; FAAUS Airways/Delta would operate over half of the slots at 2 key capacity controlled airports(1)US Airways/Delta would have 40% of the gates at 3 key East Coast airports(2), (3)US Airways Delta Other Combined US Airways/Delta share % LGA 49% DCA 57% 34% 15% 51% 47% 10% 43% 27% 11% 62% 32% 14% 54% 21% 19% 60% LGA 38% DCA 46% BOS 40% Weighted average: 52% Weighted average: 40% Dominated citiesDominated citiesAEven AfterShuttle Divestiture

Combined Entity Would Dominate New York-LaGuardia and Washington-Reagan National Airport sNote: One slot refers to one arrival or one departure; AA -American Airlines; CO -Continental Airlines; DL -Delta Air Lines; NW -Northwest Airlines; UA -United Airlines; FL -AirTran Airways; B6 -JetBlue Airways; WN -Southwest Airlines Source:OAG November 2006; snapshot of operating performance, November 17, 2006Combined US Airways/Delta would operate nearly 4x more slots than the next largest carrie rEven After Shuttle Divestiture Combined US Airways/Delta would operate over 2x more slots than the next largest carrier 108 0 16 26 38 48 56 2 560 400 800 US/DL current AA UA NW CO FL B6 WN All Other Slots US Airways/Delta slots after shuttle divestiture 62 00 10 32 46 50 1 200 300 600 US/DL current AA NW CO UA FL B6 WN All Other Slots US Airways/Delta slots after shuttle divestiture650586508476New York-LaGuardia Operating Slots by Carrier Washington-Reagan National Operating Slots by Carrier US Airways Delta Dominated cities Dominated cities A

Dominated cities Dominated cities A Divestiture of US Airways/Delta Slots Would Reduce Service to Small Communities Delta and US Airways are the Only Significant Providers of Small City Service From LGA and DCA Small/Non-hub cities served from New York-LaGuardia Small/Non-hub cities served from Washington-Reagan National Source:OAG November 2006; snapshot of operating performance, November 17, 2006; FAA 267 US Airways/Delta TodayOtherAirlines 25 3 US Airways/Delta Today Other Airlines New York-LaGuardia and Washington-Reagan National airports are likely to lose service to small communities

Proposed Merger is Far More Anticompetitive Than the Attempted US Airways/United Merger

B More anticompetitive than rejected merger

DOJ Rejected US Airways/United Merger After a 14-Month Investigation

Criteria	US Airways/Delta (2006)		US Airways/United Airlines (2001)
Incremental city pairs with more than 90% passenger share	1,971	*3.5x higher*	558
City pairs creating presumption of market power under DOJ Merger Guidelines • Number of highly concentrated[1] city pairs with an HHI[2] change ≥ 100	9,581	*2.7x higher*	3,529
Overlapping nonstop routes • Number of overlapping nonstop domestic routes	31	*1.5x higher*	21
Overlapping hubs • Overview of overlapping hubs	• Atlanta – Charlotte • Pittsburgh – Cincinnati • Philadelphia – NY/JFK • Phoenix/Las Vegas – Salt Lake City	*4x more*	• Baltimore – Washington Dulles – Philadelphia/ Pittsburgh

(1) Highly concentrated markets have a HHI of ≥1,800
(2) HHI = Herfindahl-Hirschman Index
Source: DB1B data YE 2Q 2001 and YE 2Q 2006; OAG 2Q 2001 and November 2006

Delta

21

US Airways/Delta Would Be the Largest Carrier in 127 Small Communities

Ⓒ Low cost carriers do not serve small communities

More than Any Other Carrier



Montana
• Billings
• Bozeman
• Butte
• Great Falls
• Helena
• Kalispell
• Missoula
• West Yellowstone
Idaho
• Idaho Falls
• Pocatello
• Sun Valley
• Twin Falls
Pasco/Kennewick
Elko
Lovell/Powell
Jackson
Grand Junction
Bakersfield
St George
Cedar City
Lake Havasu City
Flagstaff
Yuma
Farmington
Salina
Hays
Manhattan
Garden City
Great Bend
Dodge City
West Virginia
• Beckley
• Charleston
• Greenbrier
• Princeton/Bluefield
New York
• Albany
• Binghamton
• Elmira/Corning
• Ithaca/Cortland
• Jamestown
• Massena
• Newburgh
• Ogdensburg
• Rochester
• Syracuse
• Watertown
• White Plains
Maine
• Augusta
• Bangor
• Bar Harbor
• Portland
• Presque Isle
• Rockland
Burlington
Lebanon
New Haven
Pennsylvania
• Allentown
• Altoona
• Bradford
• Du Bois
• Erie
• Harrisburg
• Johnstown
• Lancaster
• Oil City/Franklin
• Scranton
• State College
• Williamsport
Wilmington
Salisbury
Hagerstown
Toledo
South Bend
Fort Wayne
Dayton
Ashland/Huntington
Evansville
Lexington
Bristol (Tri-Cities)
Knoxville
Chattanooga
Huntsville
Columbus
Montgomery
Meridian
Monroe
Gulfport/Biloxi
Dothan
Baton Rouge
Mobile
Pensacola
Fort Walton Beach
Panama City
Tallahassee
Gainesville
Daytona Beach
Melbourne
Sarasota
Naples
Key West
Virginia
• Norfolk
• Richmond
• Roanoke
• Charlottesville
• Lynchburg
• Staunton
North Carolina
• Greensboro
• Wilmington
• Asheville
• Fayetteville
• Jacksonville
• New Bern
• Greenville
• Pinehurst
South Carolina
• Charleston
• Greenville/Spartanburg
• Myrtle Beach
• Columbia
• Hilton Head
• Florence
Georgia
• Savannah
• Augusta
• Columbus
• Valdosta
• Albany
• Brunswick-Glynco
• Macon
• Athens

Note: Calculation based on departing passenger share in the respective regions; "small communities" as categorized by the FAA (small and non-hub airports)

Source: DB1B data - YE 2Q 2006

Delta

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Note: Calculation based on departing passenger share in the respective regions; small communities” as categorized by the FAA (small and non-hub airports); low cost carrier service defined as >5% passenger shareSource:DB1B data -YE 2Q 2006 • Likely reduction of service for these 127 small community airports • Low cost carriers unlikely to enter small community markets • Reduction in competition likely to result in increased fares or complete loss of service (e.g., in Athens, GA) • Likely reduction of service for these 127 small community airports • Low cost carriers unlikely to enter small community markets • Reduction in competition likely to result in increased fares or complete loss of service (e.g., in Athens, GA)Only 14 of These 127 Small Communities Have Low Cost Carrier Service Small communities without low cost carrier service Small communities with low cost carrier service Billings Gulfport/Biloxi Sarasota Pensacola Savannah Myrtle Beach Richmond Norfolk Dayton White Plains Albany Syracuse Rochester Burlington Low cost carriers do not serve small communities Low cost carriers do not serve small communities C

Low Cost Carriers Avoid Serving Small Communities (1) Measured by average daily departures Note: Includes all markets served by Southwest, AirTran, Frontier, and JetBlue; airport segmentation in accordance to the FAA classification Source:OAG 1Q 2000 and November 2006 Despite significant growth in number of markets served (67% since 2000), low cost carriers have made very limited entries into small and non-hub markets Despite significant growth in number of markets served (67% since 2000), low cost carriers have made very limited entries into small and non-hub markets 275 4 2,485 1,652 389 7 1,291 1,213 0 500 1,000 1,500 2,000 2,500 3,000 Large>7.0M passengers/yearMedium1.75M-7.0Mpassengers/year Small 0.5 M-1.75 M passengers/year Non-hub <0.5 M passengers/year Domestic cities served by low cost carriers (1) Evolution of low cost carrier service by market type 2000 2006 Low Cost Carrier Growth Since 2000 has Focused on Large and Medium Markets Low cost carriers do not serve small communities Low cost carriers do not serve small communities C

“The merger will create over $1.65B in synergies that greatly outweigh any theoretical antitrust concerns ”US Airways plans to accomplish this by: • Combining 2 overlapping networks • Eliminating significant capacity-Approximately 180 aircraft • Reducing competition substantially at more than 70 airports and thousands of city pairs US Airways’ claimed efficiencies The facts • Reducing capacity and raising fares are not efficiencies that DOJ recognizes to justify mergers • In fact, DOJ states that “efficiencies almost never justify a merger to monopoly or near monopoly" • To the contrary, these are effects that raise serious antitrust issues Claimed efficiencies will not be accepted Claimed efficiencies will not be accepted C US Airways’ Claimed Efficiencies Do Not Justify This Substantial Reduction in Competition Source: Company analysis; Department of Justice Antitrust division

5 26 66 97 0 50 100 Small/non-hub cities with service gains Small/non-hub cities with no change in service Small/non-hub cities with service decreases Total small/non-hub cities served US Airways/America West Merger Led to Reductions of Service in Small Communities Cities (#) Claimed efficiencies will not be accepted Claimed efficiencies will not be accepted C Note: “Small communities” as categorized by the FAA (small and non-hub airports)(1) OAG May 2005 and May 2006US Airways’ small community service changes after America West merger(1)US Airways/Delta Merger Would Result in Even Greater Reductions

(1) Based on average fare increases for American Airlines, Continental Airlines, Delta Air Lines, Northwest Airlines, United Airlines Source:D B1 B data -2Q 2005 and 2Q 2006; US Airways 8k filing, November 17, 2006 Claimed efficiencies will not be accepted Claimed efficiencies will not be accepted C The facts“ Merger synergies will enable the new Delta to continue offering consumer-friendly fares” US Airways ’claim US Airways has increased average fares in almost 4 times as many markets as it has lowered them 6,599 1,742 US Airways fare increases US Airways fare decreases Number of routes(2Q 05 vs. 2Q 06)US Airways average fares increased nearly 2 times that of other legacy carriers (1) 24.3% 14.4%US Airways Average for other legacy carriers Average market change in fares(%)(2Q 05 vs. 2Q 06 -weighted by traffic)Since its Merger with America West, US Airways has Raised Fares More than its Competitors

Proposed Merger Would Likely Be Challenged by Regulators Conclusion • Proposed merger is anticompetitive because of-Overlapping networks-Significant reduction of competition on thousands of city pairs-Domination of more than 70 cities and 3 key East Coast airports • Proposed merger would be more anticompetitive than the attempted US Airways/United Airlines merger in terms of-Dominated city pairs-Unacceptable decreases in competition-Overlapping nonstop routes-Overlapping hubs • Contrary to US Airways ’claims, these competitive problems would not be solved by-Low cost carrier entry-Claimed efficiencies-Divestitures US Airways/Delta merger will have serious adverse consequences for consumers and small communities US Airways/Delta merger will have serious adverse consequences for consumers and small communities